UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2008

                                 SUPERVALU INC.
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             (Exact name of registrant as specified in its charter)


             Delaware               1-5418                      41-0617000
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   (State or other jurisdiction   (Commission                 (IRS Employer
          of incorporation)       File Number)             Identification No.)


                    11840 Valley View Road
                    Eden Prairie, Minnesota                         55344
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
                                                   --------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         The SUPERVALU Retail Employees' 401(k) Plan, SUPERVALU Wholesale Employees' 401(k) Plan, Pittsburgh Division Profit Sharing Plan, Albertsons Savings & Retirement Estates and Albertsons Savings & Retirement Estates II of SUPERVALU INC. (the "Company") were merged into the SUPERVALU INC. Pretax Savings and Profit Sharing Plan (all of the foregoing 401(k) plans of the Company are referred to together as the "Old Plans") on January 1, 2008. Effective January 1, 2008, the surviving 401(k) plan, the SUPERVALU INC. Pretax Savings and Profit Sharing Plan, was renamed the SUPERVALU STAR 401(k) Plan (together with the Old Plans, the "Plans").

         On December 21, 2007, the Company sent a notice to the Company's directors and executive officers (the "Notice") advising them that the Company was changing the trustee and record keeper of the Plans, which requires a blackout period involving the temporary suspension of transactions in the Plans, and that the Company's directors and executive officers were prohibited from purchasing, selling or otherwise acquiring or transferring any of the Company's common stock, $1.00 par value per share, or exercising any stock options during a blackout period with respect to them ("Blackout Period"). The Notice indicated that the Blackout Period began on December 21, 2007 and would end on or about January 7, 2008. The Notice was attached as an exhibit to a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 21, 2007.

         On January 8, 2008, the Company sent an updated notice to the Company's directors and executive officers (the "Updated Notice") informing them that the Blackout Period will not terminate on or about January 7, 2008, as anticipated, but is now expected to end on January 11, 2008. This extension of the Blackout Period is necessary because the process of changing the trustee and record keeper of the Plans will not be completed prior to January 10, 2008. The Updated Notice indicated that, except for the change in termination date of the Blackout Period, all of the information contained in the Notice sent to the executive officers and directors of the Company on December 21, 2007 continues to be accurate and in effect.

         A copy of the Updated Notice is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

          (d)  Exhibits.

               Exhibit
               Number             Description
               ------             -----------

               99.1                Updated Notice dated January 8, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SUPERVALU INC.
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                                             (Registrant)

Date:  January 8, 2008


                                    By:      /s/ Burt M. Fealing
                                         ---------------------------------------
                                          Burt M. Fealing
                                          Vice President,
                                          Corporate Secretary and
                                          Chief Securities Counsel
                                          (Authorized Officer of Registrant)

                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit
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99.1                   Updated Notice dated January 8, 2008